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                                                                    Exhibit 23.1

                              ACCOUNTANTS' CONSENT


The Shareholders
Lexington Corporate Properties Trust:

We consent to the use of our report dated January 25, 1999 with respect to the consolidated financial statements and consolidated financial statement schedule, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, incorporated herein by reference.


/s/ KPMG LLP

New York, New York
August 19, 1999